UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 27, 2018 (July 26, 2018)

Date of Report (Date of earliest event reported)

QUALITY CARE PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37805	81-2898967
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7315 Wisconsin Avenue, Suite 550 East

Bethesda, MD 20814

(Address of principal executive offices) (Zip code)

(240) 223-4680

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02                                           Termination of a Material Definitive Agreement.

In connection with the consummation of the Mergers (as defined below), on July 26, 2018, Quality Care Properties, Inc. (the “Company” or “QCP”) repaid in full all outstanding amounts under its First Lien Credit and Guarantee Agreement, dated as of October 31, 2016, among the Company, certain of the Company’s subsidiaries, lenders parties thereto and with a syndicate of banks and Barclays Bank PLC, as administrative agent (the “Credit Agreement”), and terminated the Credit Agreement and all commitments by the lenders to extend further credit thereunder.

The Credit Agreement is more fully described in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 31, 2016, which description is incorporated herein by reference. The description of the Credit Agreement incorporated by reference is not complete and is subject to and entirely qualified by reference to the full text of the Credit Agreement.

Also in connection with the consummation of the Mergers, on July 26, 2018, Potomac (as defined below) redeemed all 8.125% Senior Secured Second Lien Notes due 2023 (the “Notes”) originally issued by QCP AL REIT, LLC, QCP SNF West REIT, LLC, QCP SNF Central REIT, LLC and QCP SNF East REIT, LLC (the “Original Issuers”) pursuant to the Indenture, dated as of October 17, 2016 (the “Indenture”), by and among the Original Issuers, the guarantors party thereto, and Wilmington Trust, National Association (the “Trustee”), as trustee, as supplemented by the Supplemental Indenture dated as of October 31, 2016, by and among the guarantors party thereto and the Trustee, and the Supplemental Indenture dated as of July 26, 2018 by and among, the Original Issuers, the Trustee and Potomac, representing an outstanding aggregate principal amount of $750,000,000, and effected the satisfaction and discharge of the Indenture and the release of all collateral from the liens created by the Indenture and the related security documents.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On July 26, 2018, Welltower Inc. (“Welltower”) completed its previously announced acquisition of QCP, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 25, 2017, by and among Welltower, Potomac Acquisition LLC (“Potomac”), a Delaware limited liability company and a subsidiary of Welltower, QCP and certain of QCP’s subsidiaries. In accordance with the Merger Agreement, Welltower acquired all of the outstanding shares of QCP common stock (the “QCP Shares”) in an all-cash merger in which QCP stockholders received $20.75 in cash for each QCP Share (the “Merger Consideration”).

The transaction occurred through a series of successive mergers of certain of QCP’s subsidiaries with and into Potomac, followed by the merger of QCP with and into Potomac, with Potomac surviving as a wholly owned subsidiary of the Company (the “Mergers”). At the effective time of the Merger of QCP with and into Potomac, each issued and outstanding share of QCP common stock converted into the right to receive the Merger Consideration.

The foregoing description of the Merger Agreement and the Mergers is not complete and is subject to and entirely qualified by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 30, 2018, and incorporated herein by reference.

The Merger Agreement has been incorporated by reference as an exhibit to this report to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Welltower or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, and covenants contained in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Mergers, the New York Stock Exchange (the “NYSE”) removed QCP Shares from listing and filed a Form 25 with the SEC to report the delisting of QCP Shares from the NYSE under Section 12(b) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) on July 27, 2018. The Company intends to file a Form 15 with the SEC to terminate the registration of QCP Shares under the Exchange Act and to suspend the Company’s reporting obligations under the Exchange Act with respect to QCP Shares. The disclosure set forth in Item 2.01 is incorporated herein by reference.

Item 3.03                                           Material Modification to Rights of Security Holders.

The disclosure set forth in Items 2.01, 3.01, and 5.03 is incorporated herein by reference.

Item 5.01                                           Changes in Control of Registrant.

As a result of the consummation of the Mergers, a change of control of the registrant occurred, and the Company became a subsidiary of Welltower. The disclosure set forth in Items 2.01, 3.03, and 5.02 is incorporated herein by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Mergers, all of the officers of the Company and the members of the board of directors of the Company immediately prior to the Effective Time ceased to be officers and directors, respectively, of the Company at the Effective Time. The disclosure set forth in Item 2.01 is incorporated herein by reference.

Also in connection with the consummation of the Mergers, the Company appointed Matthew McQueen as the Company’s Senior Vice President - General Counsel; Secretary, effective July 26, 2018.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, the certificate of formation and amended and restated limited liability company operating agreement of Potomac in effect immediately prior to the effective time of the Merger of QCP with and into Potomac shall continue to be the certificate of formation and amended and restated limited liability company operating agreement of Potomac, until thereafter amended in accordance with the terms of the Merger Agreement, applicable Law and the applicable provisions of such certificate of formation and amended and restated limited liability company operating agreement. The certificate of formation and amended and restated limited liability company operating agreement of Potomac, which replaced the Company’s Articles of Amendment and Restatement and Amended and Restated Bylaws, respectively, on July 26, 2018, are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

2.1

Agreement and Plan of Merger, dated as of April 25, 2018, by and among Welltower Inc., Potomac Acquisition LLC, Quality Care Properties, Inc. and certain of QCP’s subsidiaries (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Quality Care Properties, Inc. filed on April 30, 2018).

3.1	Certificate of Formation of Potomac Acquisition LLC

3.2	Amended and Restated Limited Liability Company Operating Agreement of Potomac Acquisition LLC, dated as of July 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALITY CARE PROPERTIES, INC.

	By:	/s/ Matthew McQueen
		Name:	Matthew McQueen
Date: July 27, 2018		Title:	Senior Vice President—General Counsel & Corporate Secretary